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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 29, 2003
                                                          -------------

        ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of April 28, 2003 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through
                           Certificates Series 2003-9)


                   ABN AMRO MORTGAGE CORPORATION SERIES 2003-9
                   -------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       333-101550                                       36-3886007
------------------------                    ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


135 South LaSalle Street, Chicago, Illinois                  60603
-------------------------------------------     --------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (312) 904-2000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                181 West Madison Street, Chicago, Illinois 60602
                ------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5. OTHER EVENTS.

         On July 29, 2003, the Registrant caused the issuance and sale of approximately $414,611,610 initial principal amount of Mortgage Pass-Through Certificates, Series 2003-9 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of July 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Thacher Proffitt & Wood with respect to tax matters.

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      ITEM 601(A) OF
      REGULATION S-K
      EXHIBIT NO.                       DESCRIPTION
      -----------                       -----------
          8.1                           Opinion Letter re: tax matters

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABN AMRO MORTGAGE CORPORATION
                                            (Registrant)


                                           By:     /s/ Maria Fregosi
                                                 -------------------------
                                           Name:  Maria Fregosi
                                           Title: Vice President

Dated:   August 11, 2003

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                                INDEX OF EXHIBITS




         ITEM 601(A) OF                 SEQUENTIALLY
         REGULATION S-K                 NUMBERED
         EXHIBIT NO.                    DESCRIPTION
         -----------                    -----------
         8.1                            Opinion Letter re: tax matters